UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 12, 2015

PUREBASE CORPORATION
(Exact Name of Registrant as Specified in Charter)

PORT OF CALL ONLINE, INC.
(Registrant's Former Name)

Nevada	333-188575	27-2060863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Sierra Avenue, Suite 402
Yuba City, CA 95993
(Address of principal executive offices)

Registrant’s telephone number, including area code: (530) 676-7873

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendment to Articles of Incorporation; Change in Fiscal Year

The Registrant filed a Certificate of Amendment with the Nevada Secretary of State to be effective January 12, 2015 changing the Registrant’s name to “PureBase Corporation”. Effective as of January 12, 2015 the Registrant’s OTCBB symbol will change to “PUBC”.

The Registrant has determined to change its fiscal year from a fiscal year ending December 31 to a fiscal year ending November 30. The Registrant’s next report on Form 10-K will reflect this new fiscal year.

Item 5.07       Submission of Matters to a Vote of Security Holders

Stockholders owning a majority of the Registrant’s outstanding common stock, by written consent without a meeting, approved the amendment to the Registrant’s Articles of Incorporation to change its name to PureBase Corporation.

Item 9.01       Financial Statements and Exhibits

(b)	Exhibits

	99.1	Press Release dated January 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2015	PORT OF CALL ONLINE, INC.

	By:	/s/ Scott Dockter
Scott Dockter
Chief Executive Officer

2